UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2013 (November 18, 2013)

CARDTRONICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33864	76-0681190
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

3250 Briarpark, Suite 400

Houston, Texas 77042

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code: 832-308-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Convertible Note Hedge Transactions

On November 19, 2013, Cardtronics, Inc. (the “Company”), in connection with the pricing of the Company’s private placement of its 1.00% Convertible Senior Notes due 2020 (the “Notes”), entered into privately negotiated convertible note hedge transactions with respect to its common stock (the “Base Convertible Note Hedge Transactions”) with Bank of America, N.A., JPMorgan Chase Bank, National Association, London Branch and Wells Fargo Bank, National Association (collectively, the “Dealers”). On November 21, 2013, concurrently with the Initial Purchasers’ (as defined below) exercise of their option to purchase additional Notes pursuant to the Purchase Agreement (as defined below), the Company and the Dealers entered into additional convertible note hedge transactions (the “Additional Convertible Note Hedge Transactions” and, together with the Base Convertible Note Hedge Transactions, the “Convertible Note Hedge Transactions”). The Company expects to pay an aggregate amount of approximately $72.6 million to the Dealers for the Convertible Note Hedge Transactions. The Convertible Note Hedge Transactions cover, subject to customary anti-dilution adjustments, the number of shares of the Company’s common stock initially underlying the Notes, at a strike price that corresponds to the initial conversion price of the Notes, also subject to adjustment, and are exercisable upon conversion of the Notes. The Convertible Note Hedge Transactions are expected to reduce the potential dilution with respect to the Company’s common stock and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, upon any conversion of the Notes. The Convertible Note Hedge Transactions will expire upon maturity of the Notes.

The foregoing description of the Convertible Note Hedge Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements relating to the Convertible Note Hedge Transactions, which are filed as Exhibits 10.1, 10.2, 10.3, 10.7, 10.8, and 10.9 hereto and incorporated by reference herein. The agreements relating to the Convertible Note Hedge Transactions are separate contracts entered into by the Company and each of the Dealers, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes.

Warrant Transactions

On November 19, 2013, concurrently with the pricing of the Notes, and on November 21, 2013, concurrently with the Initial Purchasers’ exercise of their option to purchase additional Notes, the Company entered into separate privately negotiated warrant transactions (the “Warrant Transactions”) to sell to the Dealers warrants to acquire, subject to customary anti-dilution and other adjustments, 5,491,882 shares of the Company’s common stock (the “Warrants”) at a strike price of approximately $73.29 per share. The Company expects to receive aggregate proceeds of approximately $40.5 million from the sale of the Warrants to the Dealers. If, upon any expiration date of the Warrants, the market price per share of the Company’s common stock, as measured under the Warrants, is greater than the strike price of the Warrants, the Company will owe the Dealers a number of shares of the Company’s common stock or, at the Company’s option, an amount of cash based on the excess of such market price per share of the Company’s common stock over the strike price of the Warrants. The Warrants could have a dilutive effect with respect to the Company’s common stock to the extent that the market price per share of the Company’s common stock, as measured under the Warrants, exceeds the strike price of the Warrants.

The Company offered and sold the Warrants in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act (as defined below). Neither the Warrants nor the underlying shares of common stock issuable upon exercise or termination of the Warrants have been registered under the Securities Act, and accordingly neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements relating to the Warrants, which are filed as Exhibits 10.4, 10.5, 10.6, 10.10, 10.11 and 10.12 hereto and incorporated by reference herein. The agreements relating to the Warrants are separate contracts entered into by the Company and each of the Dealers, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes.

Relationships

Certain of the Dealers and their respective affiliates have engaged in, and in the future may engage in, commercial banking, investment banking and advisory services for the Company. They have received, or may in the future receive, customary fees and reimbursement of expenses in connection with these transactions.

Fourth Amendment to Credit Agreement

On July 15, 2010, the Company, the subsidiary guarantors party thereto (the “Guarantors”), the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), entered into a credit agreement (the “Credit Agreement”) whereby the Lenders agreed to make available to the Company a revolving credit facility.

On November 18, 2013, the Company entered into the Fourth Amendment to the Credit Agreement (the “Fourth Amendment”) among the Company, the Guarantors, the Lenders and the Administrative Agent. The Fourth Amendment amended certain covenants to permit (i) the issuance of the Notes, (ii) the Convertible Note Hedge Transactions, (iii) the Warrant Transactions, (iv) performance of the Company’s obligations under the Notes, the Convertible Note Hedge Transactions and the Warrant Transactions and (v) the repurchase of shares of the Company’s common stock concurrent with the issuance of the Notes. There were no other material modifications made to the Credit Agreement.

The foregoing description of the Fourth Amendment, and the transactions contemplated thereunder, do not purport to be complete and are subject to, and qualified in their entirety by, reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.13 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 and 8.01 of this Current Report on Form 8-K is hereby incorporated in this Item 3.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On November 18, 2013, the Company issued a press release regarding the launch of the private offering of the Notes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On November 20, 2013, the Company issued a press release announcing the pricing of its offer and sale of the Notes. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01.	Other Events.

Purchase Agreement

On November 19, 2013, the Company entered into a purchase agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell $250 million in aggregate principal amount of the Notes to Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Barclays Capital, Inc., BBVA Securities Inc. and Capital One Securities, Inc. (collectively, the “Initial Purchasers”), and up to an additional $37.5 million of Notes pursuant to an over-allotment option granted to the Initial Purchasers. On November 21, 2013, the Initial Purchasers notified the Company of the exercise of their option in full. Closing of the sale and issuance of the Notes is expected to occur on November 25, 2013. The estimated net proceeds from the sale of the Notes is approximately $280.9 million, after deducting fees and estimated expenses.

The Notes and underlying shares of common stock of the Company have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and unless so registered, the securities may not be offered or sold in the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company expects to sell the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Initial Purchasers will then sell the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company will rely on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, the Company has agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Initial Purchasers may be required to make because of any of those liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Relationships

Certain of the Initial Purchasers and their respective affiliates have engaged in, and in the future may engage in, commercial banking, investment banking and advisory services for the Company. They have received, or may in the future receive, customary fees and reimbursement of expenses in connection with these transactions.

Use of Proceeds

The Company intends to use approximately $32.1 million of the net proceeds from the sale of the Notes, together with the proceeds from the sale of the Warrants, to fund the cost of the Convertible Note Hedge Transactions. The Company also intends to use approximately $156.5 million of the net proceeds to repay outstanding borrowings under its revolving credit facility and approximately $29.0 million of the net proceeds from the offering to repurchase shares of its common stock. The Company intends to use the remainder of the net proceeds from this offering for general corporate purposes, which may include working capital and capital expenditures.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated November 19, 2013, among Cardtronics, Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

10.1	Base Bond Hedge Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and Bank of America, N.A.

10.2	Base Bond Hedge Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.3	Base Bond Hedge Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.4	Base Warrant Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and Bank of America, N.A.

10.5	Base Warrant Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.6	Base Warrant Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.7	Additional Bond Hedge Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and Bank of America, N.A.

10.8	Additional Bond Hedge Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.9	Additional Bond Hedge Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.10	Additional Warrant Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and Bank of America, N.A.

10.11	Additional Warrant Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.12	Additional Warrant Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.13	Fourth Amendment to Credit Agreement, dated November 18, 2013, by and between Cardtronics, Inc., the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A.

99.1	Press Release, dated November 18, 2013, announcing launch of Cardtronics, Inc.’s offering of 1.00% Convertible Senior Notes due 2020.

99.2	Press Release, dated November 20, 2013, announcing pricing of Cardtronics, Inc.’s offering of 1.00% Convertible Senior Notes due 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARDTRONICS, INC.

Dated: November 22, 2013
	By:	/s/ Chris Brewster
	Name:	J. Chris Brewster
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement, dated November 19, 2013, among Cardtronics, Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

10.1	Base Bond Hedge Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and Bank of America, N.A.

10.2	Base Bond Hedge Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.3	Base Bond Hedge Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.4	Base Warrant Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and Bank of America, N.A.

10.5	Base Warrant Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.6	Base Warrant Confirmation dated as of November 19, 2013, by and between Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.7	Additional Bond Hedge Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and Bank of America, N.A.

10.8	Additional Bond Hedge Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.9	Additional Bond Hedge Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.10	Additional Warrant Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and Bank of America, N.A.

10.11	Additional Warrant Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.12	Additional Warrant Confirmation dated as of November 21, 2013, by and between Cardtronics, Inc. and Wells Fargo Bank, National Association.

10.13	Fourth Amendment to Credit Agreement, dated November 18, 2013, by and between Cardtronics, Inc., the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A.

99.1	Press Release, dated November 18, 2013, announcing launch of Cardtronics, Inc.’s offering of 1.00% Convertible Senior Notes due 2020.

99.2	Press Release, dated November 20, 2013, announcing pricing of Cardtronics, Inc.’s offering of 1.00% Convertible Senior Notes due 2020.